UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 14, 2006

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-26962	58-1878070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 RiverEdge Parkway, Suite 100
Atlanta, Georgia		30328-4696
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   770-980-0888

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

This Amendment No. 2 on Form 8-K/A (the “Amendment 2”) amends the Current Report on Form 8-K/A filed November 8, 2006 (the “Amendment 1”) of A.D.A.M., Inc. and Subsidiaries (the “Company”).  Amendment 2 is being filed to correct the Company’s unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2006.  The originally filed pro forma statements reflected the three months ended June 30, 2006 instead of the six months ended June 30, 2006.

The unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2006 included in Amendment 2 reports a pro forma combined net income of $256,000, as opposed to a net loss of $472,000 as reported in Amendment 1. Except for the change in the pro forma statement of operations for the six months ended June 30, 2006, Amendment 2 continues to describe conditions as of the date of Amendment 1, and the Company has not modified or updated other disclosures presented in Amendment 1.  Accordingly, Amendment 2 should be read in conjunction with Amendment 1.

Item 9.01                Financial Statements and Exhibits.

A.           Financial Statements of Business Acquired.

The unaudited financial statements of OBI required to be filed pursuant to this Item 9.01(a) are set forth in Exhibit 99.1 hereof and incorporated herein by reference.

•      Unaudited Consolidated Balance Sheet as of June 30, 2006

•      Unaudited Consolidated Statements of Operations for the Six Months Ended June 30, 2006 and 2005

•      Uanudited Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2006 and 2005

The audited financial statements of OBI as of and for the years ended December 31, 2005 and 2004 were previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on August 16, 2006 (the “Original Current Report”).

 B.          Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to this Item 9.01(b) is set forth in Exhibit 99.2 hereof and incorporated herein by reference.

•      Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of June 30, 2006

•      Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Six Months Ended June 30, 2006

•      Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2005

 D.           Exhibits.

2.1	Agreement and Plan of Merger dated August 14, 2006. *

10.1	Credit Agreement dated August 14, 2006. *

10.2	Conversion and Registration Rights Agreement dated as of August 14, 2006. *

23.1	Consent of Berenson LLP, Independent Auditors. **

99.1	Financial Statements of Business Acquired. ***

99.2	Pro Forma Financial Information.

*  Previously filed as an exhibit to the Original Current Report.

** Previously filed as an exhibit to Amendment 1.

***Previously filed as an exhibit to the Original Current Report and Amendment 1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.
(Registrant)

Date: November 13, 2006	By:	/s/ KEVIN S. NOLAND
Kevin S. Noland
President, Chief Executive Officer

Date: November 13, 2006	By:	/s/ MARK B. ADAMS
Mark B. Adams Chief Financial Officer and Corporate Secretary